UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

OTR Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39708	85-2136914
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1395 Brickell Avenue
Suite 800
Miami, FL 33131
(Address of Principal Executive Offices) (Zip Code)

(305) 697-9600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	OTRAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	OTRA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OTRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 14, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of OTR Acquisition Corp., Inc. (“OTR” or “Parent”), after considering the recommendations of management, concluded that OTR’s financial statements and other financial data as of December 31, 2020, for the year ended December 31, 2020, included in OTR’s Annual Report on Form 10-K originally filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2021 (the “Non-Reliance Period”) should not be relied upon because of errors identified therein, which are summarized below.

The errors that caused OTR to conclude that its financial statements and other financial information for the Non-Reliance Period should not be relied upon are the result of a misapplication of the guidance on accounting for certain of OTR’s issued Warrants (as defined below), which came to light when the staff of the SEC issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) dated April 12, 2021 (the “Statement”). The Statement addresses certain accounting and reporting considerations related to warrants of a kind similar to those contained in the Warrant Agreement, dated November 17, 2020, between OTR and Continental Stock Transfer & Trust Company, a New York Corporation, as warrant agent, entered into in connection with OTR’s initial public offering (the “IPO”). In light of the Statement, OTR’s management reevaluated the accounting treatment of (i) the 5,223,675 redeemable warrants that were included in the units issued by OTR in its IPO (the “Public Warrants”) and (ii) the 5,817,757 warrants that were included in the units issued to OTR’s sponsor in a private placement in connection with the IPO (the “Placement Warrants,” and collectively with the Public Warrants, the “Warrants”), and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While OTR has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in OTR’s statement of operations.

Accordingly, investors, analysts and other persons should not rely upon OTR’s previously released financial statements and other financial data for the Non-Reliance Period. Shortly after the filing of this Current Report on Form 8-K, OTR will file a revised Annual Report on Form 10-K/A that includes restated financial statements for the Non-Reliance Period and that corrects the errors and provides additional explanation of the changes.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with WithumSmith+Brown, PC, OTR’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2021

OTR ACQUISITION CORP.

By:	/s/ Nicholas J. Singer
Name: Nicholas J. Singer
Title: Chief Executive Officer